UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2011

SUN RIVER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-27485	84-1491159
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

(214) 369-7300
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 10, 2011, Sun River Energy, Inc. ("Sun River") filed a Current Report on Form 8-K reporting that it had completed the acquisition (the “Acquisition”) of certain assets from Katy Resources ETX, LLC, a Delaware limited liability company (“Katy”).

This Form 8-K/A amends the Form 8-K we filed on February 10, 2011, to include the audited Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties purchased by Sun River from Katy for the years, three months, and nine months ended January 31, 2011 and 2010 required by Item 9.01(a) of Form 8-K (as modified with the consent of the Securities and Exchange Commission (“SEC”)), and the unaudited pro forma condensed consolidated financial information related to the Acquisition required by Item 9.01(b) of this Form 8-K/A (as modified with the consent of the SEC).

Statements we make in this filing with the SEC that express a belief, expectation or intention, as well as those which are not historical fact, are forward-looking statements within the meaning of the federal securities laws and are subject to risks, uncertainties and assumptions. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words. These matters include statements concerning management’s plans and objectives relating to our operations or economic performance and related assumptions, including general economic and business conditions and industry trends, the continued strength or weakness of the contract land drilling industry in the geographic areas in which we operate, decisions about onshore exploration and development projects to be made by oil and gas companies, the highly competitive nature of our business, our future financial performance, including availability, terms and deployment of capital, the continued availability of qualified personnel, and changes in, or our failure or inability to comply with, government regulations, including those relating to workplace safety and the environment. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Further, we specifically disclaim any duty to update any of the information set forth in this filing, including any forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future events and, therefore, involve a number of assumptions, risks and uncertainties, including the risk factors described in our public filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K. Management cautions that forward-looking statements are not guarantees, and our actual results could differ materially from those expressed or implied in the forward-looking statements.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

          With the consent of the SEC, attached hereto as Exhibit 99.2 is the audited Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased by Sun River from Katy ("Statement") for the years, three months, and nine months ended January 31, 2011 and 2010 and the related notes thereto, and such is incorporated by reference to this Form 8-K/A

The consent of our independent auditors, LBB & Associates Ltd, LLP, concerning the Statement and related notes, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)  Pro Forma Financial Information.

         With the consent of the SEC, attached hereto as Exhibit 99.3 are the unaudited pro forma condensed consolidated statements of operations for the three and nine months ended January 31, 2011 and 2010, respectively, and the unaudited pro forma condensed consolidated balance sheet as of January 31, 2011, and the related notes thereto, adjusted to show the pro forma effects of the Acquisition, and such is incorporated by reference to the Form 8-K/A.

    The financial statements contained in this Form 8-K/A incorporate by reference the financial statements of Sun River contained in its Annual Report on Form 10-K for the year ended April 30, 2010 and in its Quarterly Report on Form 10-Q for the quarter ended January 31, 2011.

The consent of our independent petroleum consultants, Cawley, Gillespie & Associates, Inc. concerning utilization of the information in their report from November 30, 2010, is attached as Exhibit 23.2 to this Form 8-K/A.

(c)  Exhibits.

EXHIBIT NO.                     DESCRIPTION

2.1
Purchase and Sale Agreement dated as of October 19, 2010 by and between Katy Resources ETX, LLC and Sun River Energy, Inc. (Incorporated by reference from the Current Report on Form 8-K as filed on October 21, 2010)

2.2
Amended Purchase and Sale Agreement dated as of February 7, 2011 by and between Katy Resources ETX, LLC and Sun River Energy, Inc. (Incorporated by reference from the Current Report on Form 8-K as filed on February 10, 2011)

10.1
Promissory Note dated as of February 7, 2011 by and between Katy Resources ETX, LLC and Sun River Energy, Inc. (Incorporated by reference from the Current Report on Form 8-K as filed on February 10, 2011)

10.2
Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenues dated as of February 7, 2011 by and between Katy Resources ETX, LLC and Sun River Energy, Inc. (Incorporated by reference from the Current Report on Form 8-K as filed on February 10, 2011)

23.1	Consent of LBB & Associates Ltd., LLP

23.2	Consent of Cawley, Gillespie & Associates, Inc.

99.1	Press Release dated February 9, 2011 (Incorporated by reference from the Current Report on Form 8-K as filed on February 10, 2011)

99.2
Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased by Sun River Energy, Inc. from Katy Resources ETX, LLC for the years, three months, and nine months ended January 31, 2011 and 2010 and the related notes thereto.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN RIVER ENERGY, INC.
Date: April 21, 2011	By:	/s/ J F Hoover
		Name:	J F Hoover
		Title:	CFO, and Principal Accounting Officer